SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 2, 2005

(Date of earliest event reported)

RIVERSTONE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32269	95-4596178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 878-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 2, 2005, Riverstone Networks, Inc. (“Registrant”) issued a press release providing summary information concerning the results of the Registrant’s operations for the period ending August 27, 2005. The text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 8.01 Other Events

The Registrant is providing on this Form 8-K an updated description of the risk factors that may affect the Registrant’s securities. This is information that the Registrant deems of importance to securities holders, and is set forth in Exhibit 99.2 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release dated November 2, 2005

99.2	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005

RIVERSTONE NETWORKS, INC.

/s/ Noah D. Mesel
Name:	Noah D. Mesel
Title:	SeniorVice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 2, 2005.

99.2	Risk Factors